PROSPECTUS   |    July 31, 2014 (as revised September 12, 2014)

AllianceBernstein Multi-Manager Alternative Strategies Fund

(Class A–ALATX; Class C–ALCTX; Class R–ALTRX; Class K–ALTKX; Class I–ALTIX; Class Z–ALTZX; Advisor Class–ALTYX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

SUMMARY INFORMATION

AllianceBernstein Multi-Manager Alternative Strategies Fund

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund—Sales Charge Reduction Programs for Class A Shares on page 29 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 52 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
Management Fees	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None	None
Other Expenses:
Transfer Agent	.05%	.07%	.05%	.26%	.20%	.12%	.02%
Other Expenses	.36%	.36%	.36%	.36%	.36%	.36%	.36%
Dividend Expense, Borrowing Cost and Brokerage Expense on Securities Sold Short	.53%	.53%	.53%	.53%	.53%	.53%	.53%

Total Other Expenses(c)	.94%	.96%	.94%	1.15%	1.09%	1.01%	.91%

Total Annual Fund Operating Expenses	3.09%	3.86%	2.84%	3.55%	3.24%	2.91%	2.81%

Fee Waiver and/or Expense Reimbursement(d)	(.32)%	(.34)%	(.32)%	(.53)%	(.47)%	(.39)%	(.29)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.77%	3.52%	2.52%	3.02%	2.77%	2.52%	2.52%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year.

(c)	Total other expenses are based on estimated amounts for the current fiscal year.

(d)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through July 31, 2015 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense limitations or cause the total of the payments to exceed the Fund’s total initial offering expenses.

Example

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that the fee waiver remains in effect for the agreed-upon period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$693	$455	$255	$305	$280	$255	$255
After 3 Years	$1,310	$1,147	$850	$1,040	$954	$864	$844

For the share class listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

Class C
After 1 Year	$355
After 3 Years	$1,147

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. The Fund has not completed its first fiscal year, and therefore it does not have a portfolio turnover rate to report.

PRINCIPAL STRATEGIES:

The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies. The Adviser may also manage a portion of the Fund’s assets directly.

The Adviser allocates the Fund’s assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser generally allocates the Fund’s assets among a variety of Sub-Advisers, seeking to gain exposure across various Strategies, but may focus the Fund’s investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.

Strategies

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Long/Short Equity: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. A Sub-Adviser employing a long/short equity strategy generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity Sub-Advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

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Special Situations: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. A Sub-Adviser employing a special situations strategy will take positions in companies that are or are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers, other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any special situations discipline. A Sub-Adviser employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations Sub-Advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding an extraordinary event or transaction. The Fund’s assets are expected to be allocated among Sub-Advisers that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Sub-Advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments.

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Credit: A Sub-Adviser that employs credit strategies generally invests in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (also known as “junk bonds”). The Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

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Global Macro: Global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. A Sub-Adviser using a global macro strategy generally may invest in all major markets–equities, bonds, currencies and commodities–though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales, swaps, options and other derivative instruments. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts. Some Sub-Advisers using a global macro approach will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach).

The Adviser may determine to allocate the Fund’s assets to Sub-Advisers employing all or a subset of the Strategies described above at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the Fund’s assets to Sub-Advisers employing other strategies not described in this Prospectus, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an application for an exemptive order that the Fund and the Adviser have submitted to the Securities and Exchange Commission (the “SEC” or the “Commission”). If the SEC grants the requested exemptive order, this order will permit the Adviser, subject to the supervision and approval by the Board of Directors of the Fund (the “Board”), to enter into sub-advisory agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser. The initial shareholder of the Fund has approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order once issued by the SEC. There is no assurance the SEC will grant the requested exemptive order.

The Adviser currently intends to allocate assets for each Strategy to the following Sub-Advisers:

Strategy	Sub-Adviser
Long/Short Equity	Chilton Investment Company, LLC
Long/Short Equity	Impala Asset Management LLC
Long/Short Equity	Kynikos Associates LP
Long/Short Equity	Lyrical Asset Management LP
Long/Short Equity	Passport Capital, LLC
Long/Short Equity	Sirios Capital Management, L.P.
Special Situations	River Canyon Fund Management LLC
Special Situations	First Pacific Advisors, LLC
Special Situations	Halcyon Liquid Strategies IC Management LP
Credit	CQS (US), LLC
Credit	MPAM Credit Trading Partners L.P.
Global Macro	None currently

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its Strategy, team, and approach through analysis of, among other criteria, the prior investment returns of similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

Investment Activities of the Adviser. The Adviser expects to allocate the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments. The Fund also may, from time to time, make investments in public investment vehicles (including registered investment companies). The Fund believes that providing the Adviser with the authority to invest directly in these types of securities and financial instruments provides the Adviser with greater investment flexibility and may allow the Adviser to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case.

The Fund’s principal investments may include:

•	equity securities, including common and preferred stocks, convertible securities, rights and warrants and depositary receipts;

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fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness;

•	mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced (“TBA”) securities, and custodial receipts;

•	currencies; and

•	restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the U.S. dollar. From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”).

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, Sub-Advisers utilizing a long/short strategy may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies), exchange-traded funds (“ETFs”), European registered investment funds (“UCITS”), real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships (“MLPs”).

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary will be advised by the Adviser and will have the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, will be able to invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund will limit its investment in the Subsidiary to no more than 25% of its total assets. Any investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended (the “1940 Act”), does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

PRINCIPAL RISKS:

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Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency or commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Strategy, such as global macro, may underperform the market generally.

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Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement Strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

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Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

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Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

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Short Sales Risk: The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

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Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

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Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

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Special Situations Investment Risk: Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

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Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

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Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

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Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

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Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

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Non-U.S. Investments Risk: The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

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Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

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Emerging Markets Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

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Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

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Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

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Commodities-Related Investments Risk: To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

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Subsidiary Risk: The Fund may invest in certain commodities and commodity-related investments through a wholly owned subsidiary organized in the Cayman Islands. The Fund will not invest more than 25% of its managed assets through the Subsidiary. It is not anticipated that the Subsidiary will be registered under the 1940 Act. As an investor in the Subsidiary, the Fund would not have all of the protections offered to investors by the 1940 Act. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary.

•	Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

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Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

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Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

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Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

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Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•	Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

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Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:

No performance information is available for the Fund because it has not yet been in operation for a full calendar year. You may obtain updated performance information, including the Fund’s current net asset value, on the Fund’s website at www.AllianceBernstein.com (click on “Products & Performance”).

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Fund.

The Adviser currently expects to allocate Fund assets to the following Sub-Advisers:

•	Chilton Investment Company, LLC

•	Impala Asset Management LLC

•	Kynikos Associates LP

•	Lyrical Asset Management LP

•	Passport Capital, LLC

•	Sirios Capital Management, L.P.

•	River Canyon Fund Management LLC

•	First Pacific Advisors, LLC

•	Halcyon Liquid Strategies IC Management LP

•	CQS (US), LLC

•	MPAM Credit Trading Partners L.P.

PORTFOLIO MANAGER:

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Marc H. Gamsin	Since Inception	Senior Vice President

Greg Outcalt	Since Inception	Senior Vice President

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited or special arrangements approved by the Adviser)	None	None
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

•	TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

•	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Fund’s investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Fund’s investment practices and additional information about the Fund’s risks and investments can be found in the Fund’s SAI.

Principal Investment Strategies

The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies. The Adviser may also manage a portion of the Fund’s assets directly.

The Adviser allocates the Fund’s assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser generally allocates the Fund’s assets among a variety of Sub-Advisers, seeking to gain exposure across various Strategies, but may concentrate the Fund’s investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.

Strategies

Long/Short Equity. A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Sub-Advisers employing a long/short equity strategy generally seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity Sub-Advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

Sub-Advisers employing a long/short equity strategy generally employ fundamental and/or quantitative analysis that evaluates the underlying determinants expected to affect the price of securities. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace, or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry. Sub-Advisers make use of research, company visits, industry conferences, third-party consultants, and their own expert knowledge in making investment decisions. Fundamental changes at companies may drive changes in investor perception, which impacts the valuation of their securities. The Sub-Advisers attempt to spot changes in fundamentals; identify where comparable companies are mispriced in relation to each other and buy the undervalued companies and sell short the overvalued ones; and capture the excess return as a perceived mispricing narrows, while attempting to minimize overall net market risk. Factors utilized within this type of analysis include both microeconomic and macroeconomic variables that can influence the price of a given security or set of securities. The relevant Sub-Advisers may also take an active role in determining the event’s outcome. A long/short equity strategy can be affected in a variety of different manners, and the Adviser expects to allocate Fund assets to Sub-Advisers that use a variety of techniques, including, but not limited to, hedged equity, long-only, long and/or short biased, market neutral and/or sector-specific strategies.

Special Situations. Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. A Sub-Adviser employing a special situations strategy will take positions in companies that are or are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers, other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any special situations discipline.

Sub-Advisers employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations Sub-Advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding an extraordinary event or transaction. The Fund’s assets are expected to be allocated among Sub-Advisers that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Sub-Advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments.

Credit. Sub-Advisers that employ credit strategies generally invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (also known as “junk bonds”). The Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

Sub-Advisers investing in the credit sector often pursue distressed or high yield strategies that involve the purchase of securities (including bonds, bank debt and trade claims) that are currently out-of-favor, have low credit ratings or are affected by other adverse factors. In many cases, the securities are issued by a company that has declared bankruptcy, is about to declare itself bankrupt, or has recently emerged through reorganization from a bankruptcy proceeding.

Sub-Advisers analyze these situations in order to choose those that are believed to have attractive risk/reward characteristics. This may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that a Sub-Adviser believes the marketplace has not yet reflected.

Often, a Sub-Adviser following this strategy will purchase securities, bank debt or trade claims of companies involved in reorganizing their affairs through the bankruptcy process. Sub-Advisers normally follow the proceedings closely, analyzing the various types of securities, particularly those represented by the companies’ liabilities. Sub-Advisers following this strategy will seek out those investment opportunities with a higher likelihood of being satisfied through the restructuring with consideration higher than the current market level for such securities, or those that will receive valuable new securities worth more than the current market price, in exchange for the existing creditor claim.

Sub-Advisers in the credit sector may also employ relative value strategies that generally seek to profit from the relative mispricing of related financial instruments. These strategies may apply qualitative or quantitative analysis and typically are not dependent on the general direction of broad market movements.

Global Macro. Global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. Sub-Advisers using these strategies generally may invest in all major markets–equities, bonds, currencies and commodities–though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales, swaps, options and other derivative instruments. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts. Sub-Advisers employing a global macro approach typically attempt to identify the most attractive markets in which to invest in light of the market factors they consider. Some of these Sub-Advisers will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach). Some Sub-Advisers may use a combination of approaches. Sub-Advisers employing a global macro approach typically trade in very liquid, deep markets which may allow for the reduction in portfolio risk or other adjustments in positioning over a relatively short period of time.

Potential for Investment in Other Strategies. The Adviser may determine to allocate the Fund’s assets to Sub-Advisers employing all or a subset of the Strategies described above at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the Fund’s assets to Sub-Advisers employing other Strategies not described in this Prospectus. The Adviser may seek to identify and exploit other Strategies that it believes may generate attractive long-term risk-adjusted returns, and may allocate Fund assets to Sub-Advisers that utilize any number of Strategies, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies. The foregoing list of Strategies is not intended to be exhaustive and it is anticipated that the different types of Strategies employed by Sub-Advisers will evolve over time. The Adviser will implement and incorporate new Strategies in a manner it deems advisable from time to time.

Borrowing and Leverage

The Fund may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of the Fund’s assets. Borrowings by the Fund result in leveraging of the Fund’s shares. The Fund may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Fund uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net investment return than if the Fund were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the Fund’s investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund’s use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. If the Fund’s current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions or it did not have enough cash available to pay principal or interest, it could be necessary for the Fund to liquidate certain of its investments thereby reducing the net asset value of the Fund’s shares. The Fund may reduce the degree to which it is leveraged by repaying amounts borrowed.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to generate income for the Fund. In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount normally equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. The investment of cash collateral involves investment risk. The Fund is entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities. Lending portfolio securities would result in income to the Fund, but could also involve certain risks in the event of a delay in the return of the securities loaned or the default or insolvency of the borrower.

Changes in Investment Objectives and Policies

The Fund is a series of AllianceBernstein Cap Fund, Inc. with one Board. The Board may change the Fund’s investment objective without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change to the Fund’s investment objective. Unless otherwise noted, all policies of the Fund may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its positions in equity securities and longer-term debt securities and invest in, without limit, debt securities of the U.S. Government or its agencies or instrumentalities, interest-bearing accounts maintained with financial institutions, including banks, investment-grade short-term debt securities and commercial paper of U.S. companies or repurchase agreements, as well as other money market instruments. While the Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

ADDITIONAL DISCUSSION OF STRATEGIES AND DISCUSSION OF PRINCIPAL RISKS

Counterparty Risk

The Fund is expected to establish relationships with third parties to obtain financing, engage in derivative transactions, and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions, financing, derivative intermediation and prime brokerage services and prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships before the Fund establishes additional relationships could have a significant impact on the Fund’s business due to its reliance on such counterparties.

Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

The Fund may use counterparties located in jurisdictions outside the United States. These counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, no assurances can be provided about the effect of their insolvency on the Fund and its assets.

Hedging Transactions

The Fund may invest in securities and utilize financial instruments including, but not limited to, forward contracts, currency options and equity and interest rate swaps, credit default swaps, caps, collars and floors to seek to hedge fluctuations in the relative values of the Fund’s portfolio positions as a result of changes in various economic factors and other events, including changes in currency exchange rates, market values and interest rates. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the value of the portfolio positions. Hedging transactions also typically limit the opportunity for gain if the value of the portfolio position should increase, and may not work as intended and actually compound losses. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations. Additionally, the Fund may at times add market-wide hedges, or hedges focused on particular asset classes (“macro hedges”), to its portfolios. Macro hedges are typically utilized in order to protect a portfolio against macro-related volatility and tail risks. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

The success of the Fund’s hedging transactions is subject to the Sub-Advisers’ ability to correctly predict movements in and the direction of various economic factors and other events, including changes in currency exchange rates, market values and interest rates. Therefore, while the Fund may enter into these transactions to seek to reduce such risks, these transactions may result in a poorer overall performance for the Fund than if it had not engaged in any hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged (or other risks being hedged) may vary. Moreover, for a variety of reasons, the Sub-Advisers may not seek or be able to establish a perfect correlation between hedging instruments and the portfolio holdings (or other risks) being hedged. This imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, the Sub-Advisers may determine not to hedge against, or may not anticipate, certain risks and the Fund’s portfolios will always be exposed to certain risks that are difficult to effectively hedge, such as counterparty risk.

The success of the hedging strategies of the Fund is subject to the Sub-Advisers’ ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolios being hedged. Because the risk characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategies is also subject to the Sub-Advisers’ ability to continually recalculate, readjust and execute hedges in an efficient and timely manner.

Short Sales

The Fund may engage in short-selling. A short sale involves the sale of a security that the Fund does not own in the hope of purchasing the same security or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security and therefore the possibility of a theoretically unlimited loss. To initiate the short sale, the Fund must borrow the security, and the Fund is obligated to return the security to the lender by purchasing the security at a later date, which may be difficult and costly to effect in the event the market for the security has become illiquid. Such illiquidity may be more likely to occur with respect to securities of small capitalization companies. The Fund may be forced to unwind a short sale at a disadvantageous time for a number of reasons, including a call back by the lender of the stock at a time additional stock is not available to borrow, a forced tender of the stock or a merger or other form of corporate consolidation. In the United States, when a short sale is made, the seller generally must leave the proceeds thereof with the broker and it must also deposit with the broker an amount of cash or U.S. Government securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected on a non-U.S. exchange, such transactions will be governed by local law.

Volatility

The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Some of the Sub-Advisers selected by the Adviser may concentrate their portfolios by holding a relatively limited number of investments. Accordingly, the aggregate returns realized by the Fund may be adversely affected by a small number of investments. Furthermore, while the Adviser will generally allocate the Fund’s assets among Sub-Advisers with differing styles and techniques, there are no fixed allocation percentages. There is the risk that a disproportionate share of the Fund’s assets may be committed to one or more Strategies or techniques. The Adviser generally does not seek to manage the risk that different Sub-Advisers may invest in the same securities or may take substantial positions in the same sectors. This would result in less diversification than would be suggested by the number of Sub-Advisers being employed.

The allocation of Fund assets to new or emerging Sub-Advisers or Sub-Advisers who utilize unique investment strategies or asset classes may subject the Fund to greater volatility due to the greater difficulty in assessing the track record or analyzing the investment strategy and relevant risks of those Sub-Advisers than Sub-Advisers with longer track records or more conventional strategies.

The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover

Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The turnover rate for the Fund may be significant, potentially involving substantial brokerage commissions and fees. The Adviser’s allocation of Fund assets among Sub-Advisers may influence the portfolio turnover rates incurred by the Sub-Advisers by causing the Sub-Advisers to purchase and sell portfolio securities.

Special Situations Investing

Certain Sub-Advisers may engage in special situations investing. Special situations investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as a Sub-Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring that promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security in respect of which such distribution was made. The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including, among other reasons: (i) opposition of the management or stockholders of the target company, which will often result in litigation to enjoin the proposed transaction; (ii) intervention of a federal or state regulatory agency; (iii) efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) in the case of a merger, failure to obtain the necessary stockholder approvals; (v) market conditions resulting in material changes in securities prices; (vi) compliance with any applicable federal or state securities laws; and (vii) inability to obtain adequate financing. Because of the inherently speculative nature of special situations investing, the results of the Fund’s operations may be expected to fluctuate from period to period. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results that may be expected in future periods.

Investments in Fixed-Income Securities

The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. Fixed-income securities pay fixed, variable or floating rates of interest. The value of fixed-income securities in which the Fund invests will change in response to fluctuations in interest rates (i.e., interest rate risk). In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Fund’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Fund may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The degree of risk for a particular security may be reflected in its credit rating. The Fund may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Fund. If a debt security’s credit rating is downgraded, its price is likely to decline, which would lower an investor’s total return.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Fund invests in municipal securities, the Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. The Fund is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract.

High-Yield Securities

There is no minimum credit standard that is a prerequisite to the Fund’s acquisition of any security. The Fund is permitted to invest in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” The Fund may invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, the Fund may lose all or substantially all of its investment in any particular instance. Securities in which the Fund may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, the Fund may invest in securities that are not protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. These types of securities are generally less liquid than investment grade debt securities.

The Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with these investments. (The Fund is not required to hedge, and may choose not to do so.) High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. It is possible that any economic downturn could adversely affect the ability of the issuers of high-yield securities to repay principal and pay interest thereon and increase the incidence of default of those securities. In addition, it is possible that an economic recession could disrupt severely the market for such securities.

Distressed Investments

The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. These securities and obligations often trade at a discount to the expected enterprise value that can be achieved through a restructuring but risk the possibility that no restructuring will occur, or will occur on terms less favorable than anticipated. Typically, these transactions may be in publicly traded debentures, notes, bank loans, trade claims or other traded debt or preferred stock of companies in out-of-court or Chapter 11 or other similar court-administered restructuring proceedings and similar judicial financial reorganizations and workouts. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

The limited research coverage, difficulty of financial analysis, legal complexities and weak institutional focus on workouts generally create substantial price differentials between market value and the likely future value. The value of positions in bankrupt companies or in workout situations generally depends on numerous and often unascertainable factors, such as the sale price of assets, the length of the bankruptcy proceeding or negotiations or the resolution of disputes between classes of creditors. Bankruptcy situations may be particularly complicated and may involve a high degree of uncertainty and market risk. Securities and other interests in these types of companies might have to be held for long periods of time.

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”)

The Fund may invest in securities that represent an interest in a pool of mortgages and credit card receivables or other types of ABS. The investment characteristics of MBS and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS often will be led by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans.

The adverse effects of prepayments may impact the Fund primarily in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Sub-Advisers may have constructed for these investments, if any, resulting in a loss to the Fund. In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

The Fund also may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, whereby the rate of interest payable varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks. Investments in subordinated MBS and ABS involve greater risk of default than the senior classes of the issue or series. The Fund may also invest in interest-only pass-through securities, which experience greater yield variability relative to changes in prepayments.

Sub-Prime Mortgage Market

Certain real estate markets have recently experienced substantial declines in prices and demand, most notably in the residential housing market. In addition, highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, have recently experienced a period of high delinquency rates and high rates of defaults on loans. These defaults have caused losses for loan originators and certain sub-prime lenders. The uncertain market for certain loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market.

Zero Coupon and Deferred Interest Bonds

The Fund may invest in zero coupon bonds and deferred interest bonds. Zero coupon bonds do not require the periodic payment of interest, and deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. These debt obligations are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations of the same maturity that provide for regular payments of interest.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, that is, for issuance or delivery at a stated price and yield to or by the purchaser later than the normal settlement date for such securities. The purchaser generally will not pay for such securities or start earning interest on them until they are received. When the purchaser undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased on a when-issued or delayed delivery basis may result in the purchaser’s incurring a loss or missing an opportunity to make an investment. When-issued and delayed delivery purchase commitments could cause the Fund’s NAV per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s NAV. The purchaser may sell the right to acquire the security prior to delivery, which may result in a gain or loss.

Derivative Instruments

The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivatives include listed and cleared transactions where the Fund’s derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral “over-the-counter” transactions, where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.

The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. This type of intervention often is intended to directly influence prices and may, together with other factors, cause all of these markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund also is subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral.

Call Options. The Fund may engage in call option transactions. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option that is covered (e.g., the writer holds the underlying security) bears the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option bears the risk of an unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option bears the risk of losing its entire investment in the call option.

Put Options. The Fund may engage in put option transactions. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) bears the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option bears the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option bears the risk of losing its entire investment in the put option.

Swaps Generally. The Fund may invest in swaps. Investments in swaps involve the exchange by the Fund with another party of their respective commitments. In the case of interest rate swaps, the Fund may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The use of swaps subjects the Fund to the risk of default by the counterparty. If there is a default by the counterparty to a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may also enter into currency swaps or other swaps that are similar to interest rate swaps but may be surrogates for other investments such as currency forwards or options. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. The Fund posts initial and variation margin to support its obligations under cleared swaps by making payments to its clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission (“CFTC”) approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Credit Default Swaps (“CDS”). The Fund may invest in CDS. A CDS can be used to implement a Sub-Adviser’s view that a particular credit, or group of credits, will experience credit improvement or credit deterioration. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payment upon the occurrence of a credit event creates leveraged exposure to the credit risk of the reference entity. In the case of expected credit deterioration, the Fund may buy credit default protection; in such instance, the Fund will pay a premium.

Total Rate of Return Swaps (“TRR”). The Fund may engage in TRR swaps. TRR swaps are another form of derivative that the Fund may utilize in seeking to achieve its investment objective. A TRR swap allows the total return receiver to receive all income and other distributions with respect to a specified notional amount of an asset as well as the change in market value of the asset (whether a security, index, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest rate on the specified notional amount. The total return payer is synthetically short and the total return receiver is synthetically long in the asset. This may create a highly leveraged exposure to the underlying asset.

Interest Rate Swaps. The Fund may enter into interest rate swaps. An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. In the event that the Fund enters into an interest rate swap and is paying a fixed amount, the Fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that the Fund is paying a floating amount, the Fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that the Fund is paying a floating amount, the Fund will be exposed to the risks of an increase in the variable interest rate and of consequently paying more than it is receiving.

Variance and Correlation Swaps. The Fund may enter into variance or correlation swaps. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between a stated level of variance and the actual variance of an underlying asset or index. “Variance” for this purpose is often defined as the sum of the square of the returns on the reference asset or index over the length of the contract term (which in effect is a measure of the volatility of the asset or index). The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation of the underlying securities within a given index. “Correlation” is often defined as the weighted average of the correlations between the daily returns of each pair of securities within a given index. If two assets are closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Commodity-Linked Derivative Instruments

The Fund may invest in commodity-linked derivatives such as commodity-linked structure notes, commodity index-linked securities and other derivatives that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties as compared to stocks and bonds, which are financial instruments. The Sub-Advisers may seek to gain exposure to various commodities and commodity sectors.

The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

The value of commodity-linked derivatives may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There is no guarantee that these investments will perform in that manner in the future and, at certain times, the price movements of commodity-linked derivatives have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

As described below under “Investments in Wholly-Owned Subsidiary,” the Fund may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swaps, commodity options, futures and options on futures. The Subsidiary may also invest directly in commodities.

The Internal Revenue Service (the “IRS”) has issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Dividends, Distributions and Taxes” below for further information.

Structured Products

The Fund may invest in certain hybrid derivatives-type investments that combine a traditional stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes the Fund to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes are determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

The Fund may also invest in certain hybrid derivatives-type investments that combine a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivatives instruments or other securities. The Fund’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Futures Contracts and Options on Futures Contracts

The Fund may enter into futures contracts. A “sale” of a futures contract means the incurring of a contractual obligation to deliver the securities, commodities or other assets called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the incurring of a contractual obligation to acquire the assets called for by the contract at a specific price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery on an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts are rights to either buy or sell a particular futures contract during a specified period of time. If the price of the underlying futures contract does not become such that it would be advantageous to exercise an option during the life of such option, the option will expire valueless, resulting in a complete loss of the premium. However, the purchaser of an option may lose no more than the amount of the option premium.

In the futures markets, margin deposits are less than the notional value of the exposure represented by the futures contracts purchased or sold. In the forward, currency and certain other derivative markets, margin deposits may be even lower or may not be required at all. Such low margin deposits are indicative of the fact that any trading in these markets typically is accompanied by a high degree of leverage. Low margin deposits mean that a relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the investor. For example, if at the time of investment 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of the futures contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for the brokerage commission. Thus, like other leveraged investments, any purchase or sale of a futures, forward or other commodity contract may result in losses in excess of the amount invested.

In addition to the risks associated with trading in futures and options on futures that arise from the leverage and volatility associated with such investments, futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This could prevent the Sub-Advisers from promptly liquidating unfavorable positions and subject the Fund to substantial losses. In addition, the Sub-Advisers may not be able to execute futures contract trades at favorable prices if little trading in the contracts involved is taking place. It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.

Forward Contracts

The Fund may enter into forward contracts that are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with whom the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading, although margin requirements are often minimal. The Fund’s counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than that which the Sub-Advisers would otherwise recommend, to the possible detriment of the Fund.

Small Capitalization, Recently Organized Companies and Initial Public Offerings

From time to time, a portion of the Fund’s assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because these companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Fund may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of larger, more established companies.

The Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. Companies offering stock in IPOs may be small capitalization or recently organized companies and may therefore involve the risks discussed in the preceding paragraph. In addition, after securities are offered in an IPO, the prices at which such securities trade may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic or operational reasons.

Non-U.S. Investments

The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the United States. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

The Sub-Advisers may trade futures, options and forward contracts on commodity exchanges and markets located outside the United States where CFTC regulations do not apply. In contrast to U.S. exchanges, some non-U.S. exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a commodity contract and not of an exchange or clearing corporation. In such a case, the Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts. In addition, the trading of forward contracts on certain non-U.S. commodity exchanges may be subject to price fluctuation limits. Non-U.S. futures transactions involve executing and clearing trades on a non-U.S. exchange. This is the case even if the non-U.S. exchange is formally “linked” to a United States exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No United States organization regulates the activities of a non-U.S. exchange, including the execution, delivery and clearing of transactions on such an exchange, and no United States regulator has the power to compel enforcement of the rules of the non-U.S. exchange or the laws of non-U.S. jurisdictions. Moreover, such laws or regulations will vary depending on the jurisdiction in which the transaction occurs. For these reasons, to the extent the Fund trades on non-U.S. exchanges, it may not be afforded certain of the protections that apply to United States commodity futures transactions, including the right to use alternative dispute resolution procedures. In addition, funds received from the Fund to margin non-U.S. futures transactions may not provide the same protections as funds received to margin futures transactions on United States exchanges.

Non-U.S. Currency Exchange. Certain of the Sub-Advisers may engage in non-U.S. currency exchange rate transactions. Currency exchange rates have been volatile in the past. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk because currency trading is done on a principal to principal basis.

Currency

The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with U.S. dollar exchange rates as well as with the price changes of the Fund’s investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the Fund’s non-U.S. dollar securities. The Fund also may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

The Fund may receive a portion of its income and gains in currencies other than the U.S. dollar. A reduction in the value of these other currencies relative to the U.S. dollar prior to conversion into U.S. dollars, as applicable, would adversely affect the NAV of the Fund. The Fund may elect not to hedge currency risks.

Emerging Markets Risk

Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries. In addition, the investment opportunities of the Fund in certain emerging markets may be restricted by legal limits on foreign investment in local securities.

Emerging markets generally are not as efficient as markets in developed countries. Volume and liquidity levels in emerging markets are generally lower than in developed countries. When seeking to sell emerging market securities, little or no market may exist for the securities and transactions may need to be made on a neighboring exchange. In addition, issuers based in emerging markets generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to issuers based in developed countries, thereby potentially increasing the risk of fraud or other deceptive practices. Furthermore, due to quality and reliability concerns, official data published by the government or securities exchanges in emerging markets may not accurately reflect actual circumstances.

The issuers of some emerging market securities, such as banks and other financial institutions, may be subject to less stringent regulations than would be the case for issuers in developed countries and therefore potentially carry greater risk. Custodial expenses for a portfolio of emerging market securities generally are higher than for a portfolio of securities of issuers based in developed countries.

Repurchase Agreements

Repurchase agreements are transactions in which a purchaser purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the purchaser, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the purchaser and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the purchaser may suffer delays, costs and possible losses in connection with the disposition of collateral.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by a person subject to the person’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest.

A reverse repurchase agreement has the same economic effect as borrowing money and therefore gives rise to leverage risk. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when the selling investor seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the seller’s obligation to repurchase the securities, and the seller’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Investments in Undervalued Securities

The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued; however, there are no assurances that the securities purchased will in fact be undervalued. In addition, the Fund may be required to hold such securities for a substantial period of time before realizing their anticipated value and such securities may never appreciate to the level anticipated by the Sub-Advisers. During this period, a portion of the Fund’s assets would be committed to the securities purchased, thus possibly preventing the Fund from investing in other opportunities.

Quantitative Investment Risk

Sub-Advisers will typically use quantitative investment models to varying degrees in making investment decisions. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. A Sub-Adviser may select models that are not well suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual events specific to particular corporations, or major events external to the operations of markets, cause extreme market moves that are inconsistent with the historical correlation and volatility structure of the market. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Finally, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Quantitative strategies may be highly reliant on the gathering, cleaning, culling, and analysis of large amounts of data from third parties and other external sources. It is not possible or practicable, however, for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. The Sub-Advisers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions.

Municipal Market Risk

Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. To the extent the Fund invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds is tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Investment in Exchange-Traded Funds and Other Investment Companies

The Fund may invest to a significant extent in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which the Fund invests generally will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Fund may invest in other investment companies, including affiliated investment companies, as permitted by the 1940 Act. As with ETFs, if the Fund acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund’s expenses. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Real Estate Investment Trusts

The Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs in the United States are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investments in Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings. Federal tax requirements limit the extent to which the Fund may invest directly in commodities and commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these instruments without limitations. See “Dividends, Distributions and Taxes” below for further information.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swaps,

commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

While the Subsidiary may be considered similar to an investment company, it will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Subsidiary will have the same investment objective as the Fund and will be subject to the same investment policies and restrictions as the Fund, including those related to leverage and liquidity, except that the Subsidiary may invest without limitation in commodities, either directly or through commodity pools, and commodity-linked instruments. The Subsidiary will also be subject to the same valuation, brokerage, and compliance policies and procedures as the Fund. The Fund and the Subsidiary will, however, test compliance with certain restrictions on a consolidated basis. In addition, the Fund will wholly own and control the Subsidiary and the Adviser will act as investment adviser to the Fund and the Subsidiary. The Subsidiary’s financial statements will be consolidated with the Fund’s financial statements that are included in the Fund’s annual and semi-annual reports to shareholders. Changes in the laws of the United States and/or the Cayman Islands or regulations thereunder could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Non-Diversified Status

The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Illiquid Securities

The Fund limits its investments in illiquid securities to 15% of its net assets. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. If the Fund invests in illiquid securities, the Fund may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Future Developments

The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

INVESTING IN THE FUND

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund. The Fund offers seven classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing a Share Class” below. Only Class A shares offer Quantity Discounts on sales charges, as described below.

HOW TO BUY SHARES

The purchase of the Fund’s shares is priced at the next-determined NAV after your order is received in proper form.

Class A and Class C Shares – Shares Available to Retail Investors

You may purchase the Fund’s Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Fund’s principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

Purchase Minimums and Maximums

Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*	Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class C shares	$1,000,000

Other Purchase Information

Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day’s public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Tax-Deferred Accounts

Class A shares are also available to the following tax-deferred arrangements:

•	Traditional and Roth IRAs (minimums listed in the table above apply);

•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund; and

•	through certain special arrangements approved by the Adviser.

The Fund’s SAI has more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K, Class I and Class Z Shares – Shares Available to Group Retirement Plans

Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“group retirement plans”). Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Fund.

Class A, Class R, Class K, Class I and Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs.

Required Information

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from the Fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b-1 fee, if any, is disclosed below and in the Fund’s fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of the Fund’s shares is up to:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.25%
Class C	1.00%
Advisor Class	None
Class R	0.50%
Class K	0.25%
Class I	None
Class Z	None

Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary’s firm.

Sales Charges

Class A Shares. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share Quantity Discounts is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class A Share purchases not subject to sales charges.

The Fund may sell its Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

•

persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

•

plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein’s Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs; or

•

certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell the Fund’s shares, and employees of the Adviser.

Please see the Fund’s SAI for more information about purchases of Class A shares without sales charges.

Class C Shares. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class, Class R, Class K, Class I and Class Z Shares. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on “AllianceBernstein Mutual Fund Investors—U.S.” then “Investor Resources—Understanding Sales Charges”).

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in the Fund with the higher of cost or NAV of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of the Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

•

an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Fund offers a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

•	all of the shareholder’s accounts at the Fund or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or

Minimize Charges On Redemption.

CDSC Waivers

The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

•	if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

•

if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Other Programs

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of the Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH.” In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Fund’s SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan

The Fund offers a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS

Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•

whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

•	whether a share class is available for purchase (Class R, K, I and Z shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Fund’s SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Fund and/or provides services to the Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	up front sales commissions;
-	Rule 12b-1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder record-keeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2014, ABI’s additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $22 million. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see “Management of the Fund—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Fund are included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group, Inc.

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

CCO Investment Services Corp.

Chase Investment Services

Citigroup Global Markets, Inc.

Commonwealth Financial Network

Donegal Securities

Financial Network Investment Company

LPL Financial

Merrill Lynch

Morgan Stanley

Multi-Financial Securities Corporation

Northwestern Mutual Investment Services

PrimeVest Financial Services

Raymond James

RBC Wealth Management

Robert W. Baird

UBS Financial Services

Wells Fargo Advisors

ABI does not make additional payments to financial intermediaries with respect to Class Z shares for distribution services or educational support.

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES

You may “redeem” your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Financial Intermediary or Retirement Plan

Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day’s NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail:

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 4th floor

San Antonio, TX 78230

•

For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day’s NAV, less any applicable CDSC.

•

For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

•

Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund’s Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target the Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Fund may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Fund’s ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES

The Fund’s NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. The Fund may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source, if the Fund believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., certain small cap and emerging growth companies, and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Fund determines, in its business judgment, that the event is likely to cause a material change to the last closing market price of a security or other asset or liability held by the Fund. A significant event may relate to a single issuer, to an entire market, sector or country or region, or to overall market volatility. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Fund’s Board has delegated responsibility for valuing the Fund’s assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Fund’s assets is available in the Fund’s SAI.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every regular business day. The value of the Subsidiary’s shares fluctuates with the value of its portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s investments be marked-to-market each business day to reflect changes in the market value of each investment.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of March 31, 2014 totaling approximately $454 billion (of which approximately $91 billion represented assets of investment companies sponsored by the Adviser). As of March 31, 2014, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 15 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 27 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the Adviser, comprising approximately 120 separate investment portfolios, have approximately 2.8 million shareholder accounts.

The Adviser serves as the “manager of managers” for the Fund and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the Sub-Advisers, monitoring the Sub-Advisers for the Fund and ensuring that asset allocations are consistent with the Fund’s investment guidelines. The Adviser determines the allocations to the Fund’s Sub-Advisers and may also manage a portion of the Fund’s assets directly. For these services, the Fund will pay the Adviser 1.90% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement and subadvisory agreements will be available in the Fund’s first report to shareholders.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The Subsidiary has entered into a separate advisory agreement with the Adviser, which is the investment adviser for both the Subsidiary and the Fund, under which the Adviser provides investment advisory services and order placement facilities for the Subsidiary. The Subsidiary pays no separate advisory or other fees for these services, which are included in the advisory fee paid by the Fund.

MANAGER OF MANAGERS STRUCTURE

Unlike many other mutual funds, the Fund is not associated with any one portfolio manager, and seeks to benefit from different specialists selected from unaffiliated Sub-Advisers. Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee the Fund’s Sub-Advisers and to recommend their hiring, termination and replacement. The Adviser and the Fund have applied to the SEC for an exemptive order from the SEC that, if granted, would permit the Adviser, with respect to the Fund, to appoint and replace Sub-Advisers, and enter into, amend and terminate sub-advisory agreements with Sub-Advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new subadvisory (or trading) agreement. The Manager of Managers Structure would not permit the Adviser’s investment management fees to increase without shareholder approval.

SUB-ADVISERS

The Fund’s investments, other than those selected by the Adviser, are selected by one or more of the following Sub-Advisers, which act independently of one another.

Chilton Investment Company, LLC, located at 1290 E. Main Street, Stamford, CT 06902, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a long/short equity strategy. Founded in 1992, Chilton Investment Company LLC had approximately $3.1 billion in assets under management as of March 31, 2014.

Impala Asset Management LLC, located at 107 Cherry Street, 2nd Floor, New Canaan, CT 06840, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a long/short equity strategy. Founded in 2004, Impala Asset Management LLC had approximately $3.0 billion in assets under management as of March 31, 2014.

Kynikos Associates LP, located at 20 West 55th Street, New York, NY 10019, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a long/short equity strategy. Founded in 1985, Kynikos Associates LP had approximately $4.0 billion in assets under management as of March 31, 2014.

Lyrical Asset Management LP, located at 405 Park Avenue, 6th Floor, New York, NY 10022, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a long/short equity strategy. Lyrical Asset Management LP is an affiliate of Lyrical Partners, L.P., which was founded in 2004. Lyrical Asset Management LP and its affiliates had approximately $2.5 billion in assets under management as of March 31, 2014.

Passport Capital, LLC, located at One Market Street, Steuart Tower, Suite 2200, San Francisco, CA 94105, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a long/short equity strategy. Founded in 2000, Passport Capital, LLC had approximately $3.5 billion in assets under management as of March 31, 2014.

Sirios Capital Management, L.P., located at One International Place, Boston, MA 02110, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a long/short equity strategy. Founded in 1999, Sirios Capital Management L.P. had approximately $3.8 billion in assets under management as of March 31, 2014.

River Canyon Fund Management LLC (“River Canyon”), located at 2000 Avenue of the Stars, Los Angeles, CA 90067, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a special situations strategy. River Canyon is an affiliate of Canyon Capital Advisors LLC, which was founded in 1990. River Canyon and its affiliates had approximately $24.6 billion in assets under management as of March 31, 2014.

First Pacific Advisors, LLC, located at 11601 Wilshire Blvd., Ste. 1200, Los Angeles, CA 90025, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a special situations strategy. Founded in 1954, First Pacific Advisors, LLC had approximately $30.4 billion in assets under management as of March 31, 2014.

Halcyon Liquid Strategies IC Management LP (“Halcyon”), located at 477 Madison Avenue, 8th Floor, New York, NY 10022, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a special situations strategy. Halcyon is an affiliate of Halcyon Asset Management LLC, which was founded in 1981. Halcyon and its affiliates had approximately $12.6 billion in assets under management as of March 31, 2014.

CQS (US), LLC, located at 152 West 57th Street, 40th Floor, New York, NY 10019, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a credit strategy. CQS (US), LLC is part of the CQS group, which was founded in 1999. CQS and its affiliates had approximately $12.55 billion in assets under management as of March 31, 2014.

MPAM Credit Trading Partners L.P., located at 600 Superior Avenue East, Suite 2550, Cleveland, OH 44114, serves as a Sub-Adviser to the Fund. With respect to the Fund, the firm manages a credit strategy. MPAM Credit Trading Partners LP is an affiliate of MatlinPatterson Asset Management L.P. and MatlinPatterson Global Advisers LLC, which were founded in 2010 and 2002, respectively. MatlinPatterson and its affiliates had approximately $6.9 billion in assets under management as of March 31, 2014.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the Fund’s portfolio in respect of allocating Fund assets among different strategies and Sub-Advisers are made by Messrs. Marc Gamsin and Greg Outcalt. Mr. Gamsin is Senior Vice President of the Adviser and Head and Co-Chief Investment Officer of its Alternative Investment Management Group (“AIMG”) since October 2010. Prior thereto, he was the President of SunAmerica Alternative Investments beginning prior to 2009. Mr. Outcalt is Senior Vice President of the Adviser and Co-Chief Investment Officer of its AIMG, with which he has been associated since October 2010. Prior thereto, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2009.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans also may hold Fund shares in the name of the plan, rather than the participants. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Fund, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption “Other Expenses” found in the Fund expense table under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to the Fund’s non-corporate shareholders may be treated as “qualified dividend income”, which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by the Fund as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.”

Other distributions by the Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Fund will notify you as to how much of the Fund’s distributions, if any, qualify for these reduced tax rates.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to “pass through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity-linked derivatives as part of its investment portfolio is limited to a maximum of 10% of its gross income.

The Fund intends to seek exposure to the commodities markets primarily through investments in the Subsidiary. The IRS has issued numerous private letter rulings to other regulated investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore the Fund cannot rely upon them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. The Fund intends to apply for a ruling if the IRS resumes consideration and issuance of the rulings. If the IRS were to change the position expressed in the earlier private letter rulings, then the Fund may be required to change its investment strategy in order to continue to qualify as a regulated investment company.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Fund’s SAI for information on how you will be taxed as a result of holding shares in the Fund.

GENERAL INFORMATION

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Generally, the Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS will employ reasonable procedures to verify that telephone requests to purchase, sell or exchange shares are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Otherwise, ABIS is not responsible for the authenticity of telephone requests. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one fund account and to reduce expenses of the funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS

The Fund has not commenced operations as of the date of this Prospectus. As a result, no financial performance information is available.

APPENDIX A

Hypothetical Investment and Expense Information

A settlement agreement between the Adviser and the New York State Attorney General requires the Fund to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Fund” in this Prospectus, about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under “Fees and Expenses of the Fund.” If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the “Investor Resources—Calculators—Mutual Funds—Hypothetical Fee and Expense Calculator” on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

AllianceBernstein Multi-Manager Alternative Strategies Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$703.49	$9,775.26
2	9,775.26	488.76	10,264.02	317.16	9,946.86
3	9,946.86	497.34	10,444.20	322.73	10,121.47
4	10,121.47	506.07	10,627.54	328.39	10,299.15
5	10,299.15	514.96	10,814.11	334.16	10,479.95
6	10,479.95	524.00	11,003.95	340.02	10,663.93
7	10,663.93	533.20	11,197.13	345.99	10,851.14
8	10,851.14	542.56	11,393.70	352.07	11,041.63
9	11,041.63	552.08	11,593.71	358.25	11,235.46
10	11,235.46	561.77	11,797.23	364.53	11,432.70
Cumulative		$5,199.49		$3,766.79

*	Expenses are net of any fee waiver or expense waiver until July 31, 2015 per the Adviser’s fee waiver agreement. Thereafter, the expense ratio reflects the Fund’s operating expenses as reflected under “Fees and Expenses of the Fund” before waiver.

A-1

For more information about the Fund, the following documents are available upon request:

•	ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

The annual and semi-annual reports of the Fund to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund’s SAI, the independent registered public accounting firm’s report and financial statements in the Fund’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission (“Commission”):

•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

•	Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

•

Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520.

You also may find more information about the Adviser and other AllianceBernstein Mutual Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File Number 811-01716.

PRO-0149-0714